LOAN AGREEMENT

THIS AGREEMENT dated as of February 23, 2001.

AMONG:

606282 B.C. LTD., a British Columbia company having a registered and records office at 218 - 470 Granville Street, Vancouver, B.C., V6C 1V5

(the "Lender")

OF THE FIRST PART

AND:

PACIFIC STRATUS VENTURES LTD., a British Columbia company having an office at 707 - 1030 W. Georgia Street, Vancouver, B.C., V6E 2Y3

(the "Borrower")

OF THE SECOND PART

AND:

DAVID J. L. WILLIAMS, businessman, having an address at 1124 Millstream Road, West Vancouver, B.C., V7S 2C7, and HARRY CHEW, businessman, having an address at 3628 West 35th Avenue, Vancouver, B.C., V6N 2N7

(together, the "Guarantors")

OF THE THIRD PART

WHEREAS:

A. The Borrower wishes to borrow from the Lender the sum of $400,000; and

B. The Lender has agreed to lend to the Borrower the sum of $400,000, subject to the terms and conditions hereinafter set forth.

NOW THEREFORE in consideration of the sum of $10.00 paid by each party to each of the other parties and for other good and valuable consideration (the receipt and sufficiency of all consideration is hereby acknowledged by all parties) the parties hereto mutually covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions. Where used herein or in any amendment hereto, unless the context otherwise requires, each of the following words and phrases shall have the meanings set forth as follows:

(a) "Agreement" means this Loan Agreement together with any amendments hereto;

(b) "Event of Default" means any event set forth in paragraph 5.1;

(c) "Loan" means the aggregate principal amount of $400,000 advanced by the Lender to the Borrower in accordance with the terms hereof;

(d) "Maturity Date" means November 22, 2002 or such later date as the Lender may permit pursuant to the terms hereof; and

(e) "Security" means the security to be granted to the Lender by the Borrower and the Guarantors pursuant to clause 3.1.

1.2 Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings. The headings to the articles, paragraphs, parts or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4 References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, clause or part refers to the article, paragraph, clause or part bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement together with any amendments thereof.

1.5 Currency. All dollar amounts expressed herein refer to lawful currency of Canada.

2. TERMS OF LOAN

2.1 Loan. The Borrower agrees to borrow the Loan from the Lender and the Lender agrees to lend the Loan to the Borrower on the terms and conditions hereinafter set forth.

2.2 Term. The term of the Loan shall be for nine months, such that the principal advanced under the Loan plus all accrued interest shall be repaid in full to the Lender on the Maturity Date.

2.3 Interest. Interest shall accrue on the outstanding amount of the Loan at a rate of 9% per annum, calculated monthly, not in advance.

2.4 Loan Fee. As additional consideration for the advance of the Loan hereunder, concurrently with the advance of the Loan by the Lender to the Borrower, the Borrower agrees to deliver, or cause to be delivered to or to the direction of the Lender:

(a) the sum of $13,000 together with an amount equal to all legal fees, taxes and disbursements incurred by the Lender and David Patriquin in connection with the advance of the Loan (which amount must be delivered to the Lender on or before the day on which the Loan is advanced by the Lender to the Borrower);

(b) 33,250 free-trading shares in the capital of the Borrower, which shares shall be registered in the mane of the Lender (the "PSV Shares"), which PSV Shares shall be deliverable to the Lender for each month that the Loan remains unpaid (to a maximum of 299,250 shares), and which shares shall have a deemed price of $0.265 per share.

The Borrower shall prepay the first four months of the PSV Shares such that 133,000 PSV Shares shall be delivered to the Lender on or before the date of advance of the Loan hereunder, which 133,000 PSV Shares shall be delivered irrevocably, notwithstanding any prepayment of the Loan by the Borrower. For greater certainty, if the Loan has not been repaid on or before June 22, 2001, then the Borrower shall deliver 33,250 PSV Shares to the Lender forthwith, and shall deliver a further 33,250 PSV Shares to the Lender on the 22nd day of each month thereafter that the Loan has not been repaid, until the Maturity Date.

2.5 Prepayment. The Borrower may prepay the Loan plus all accrued but unpaid interest at any time, without penalty.

3. SECURITY

3.1 Security. The Borrower and the Guarantors agree to grant the following security to the Lender to secure the repayment of the Loan and the payment of all other amounts due hereunder:

(a) a guarantee by each of the Guarantors, in accordance with the terms of this Agreement;

(b) a general security interest in first position over all the assets and undertaking of the Borrower (the "Security Interest"); and

(c) an assignment of the debt in the amount of $750,000 owing by Control Zone Interactive Inc. ("Control Zone") to the Borrower (the "Control Zone Debt") together with an assignment of security granted by Control Zone to the Borrower in connection therewith (the "Control Zone Security"), which debt and security are evidenced by an agreement among Control Zone (previously Cockpit Collection Ltd.), the Borrower and Thierry Annez de Taboada dated September 6, 2000 (the "Control Zone Loan Agreement") and as evidenced by a general security agreement granted by Control Zone in favour of the Borrower made effective October 31, 2000 (the "Control Zone GSA").

(together, the "Security").

3.2 Guarantee. Each of the Guarantors jointly and severally agree to guarantee the repayment of the Loan, together with all interest accrued thereon, the payment of all other amounts owed by the Borrower to the Lender hereunder and the performance by the Borrower of its other obligations hereunder. No act or omission of the Lender shall limit or impair the obligations of the Guarantors hereunder. The Guarantors shall execute and deliver to the Lender such form of guarantee as may be required by the Lender.

3.3 Security Interest. The Borrower agrees to execute and deliver to the Lender a security agreement evidencing the granting of the Security Interest. The Borrower acknowledges that the Lender shall register evidence of the Security Interest in the British Columbia Personal Property Registry ("PPR").

3.4 Assignment of Control Zone Debt and Security. The Borrower agrees to execute and deliver to the Lender and assignment agreement (the "Assignment") evidencing the assignment of the Control Zone Debt and the Control Zone Security. The Borrower acknowledges that the Lender shall register evidence of the assignment of the Control Zone Security in the PPR, including amending the current registration evidencing the Control Zone Security registered in the PPR on November 1, 2000 under base registration number B3859267. The Borrower also covenants and agrees that it shall use the proceeds of the Loan to fulfil its obligation pursuant to the Control Zone Loan Agreement to loan an aggregate of $750,000 to Control Zone.

3.5 Extensions. The Lender may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties, sureties or securities as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's rights under this Agreement or under the Security.

3.6 No Merger. The Security or any other security in replacement thereof shall not operate so as to create any merger or discharge of any indebtedness or liability of the Borrower hereunder, nor of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security of any form held or which may hereafter be held by the Lender from the Borrower or from any other person whomsoever.

3.7 Waiver. The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Security.

No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event, and no such waiver, failure or delay shall limit the liability of the Guarantors hereunder.

4. REPRESENTATIONS AND WARRANTIES

4.1 Representations. The Borrower and the Guarantors jointly and severally represent and warrant to the Lender (and acknowledge that the Lender is relying upon such representations and warranties in entering into this Agreement and advancing the Loan) as follows:

(a) the PSV Shares are free and clear of all encumbrances and are fully paid and non-assessable, and no person, firm or corporation has any agreement or option or a right capable of becoming an agreement or option for the purchase of any such shares;

(b) this Agreement has been duly authorized by all required corporation action on the part of the Borrower;

(c) the Borrower has the capacity to enter into this Agreement and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation of the articles or memorandum of the Borrower or any agreement to which the Borrower is a party;

(d) the Borrower is not in default of any of its obligations under the Control Zone Loan Agreement; and

(e) the Borrower has loaned the sum of $608,843.00 to Control Zone and will fulfil its obligation to loan the aggregate sum of $750,000 to Control Zone pursuant to the Control Zone Loan Agreement immediately upon receipt of the proceeds of the Loan of the Lender to the Borrower hereunder.

4.2 Survival. All representations and warranties made hereunder shall survive the delivery of the Security to the Lender and the advance of the Loan and shall continue in full force and effect for the benefit of the Lender.

5. EVENTS OF DEFAULT AND REMEDIES

5.1 Events of Default. Any one or more of the following events shall constitute an Event of Default (whether any such Event of Default shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the default by the Borrower in the payment of any interest, principal or other monies secured hereby as and when the same falls due;

(b) the default by Control Zone or the Borrower under the Control Zone Loan Agreement;

(c) the default by Control Zone under the Control Zone GSA;

(d) the commission of an act of bankruptcy by the Borrower or the making by the Borrower of a proposal or general assignment for the benefit of its creditors or other acknowledgement of its insolvency;

(e) the enforceability of an execution, sequestration, extent or any other process of any Court against the Borrower or the levy of a distress or analogous process upon its property or assets or any part thereof unless the execution, sequestration, extent or other process of the Court or distress or analogous process is in good faith disputed by the Borrower;

(f) the failure by the Borrower or the Guarantors to perform or observe any of the covenants, conditions or agreements to be performed or observed by them hereunder or under the Security; and

(g) the making of any representation or warranty by the Borrower herein or in any document or certificate furnished to the Lender in connection herewith or pursuant hereto which shall prove at anytime to be materially incorrect, as of the date made.

5.2 Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not remedied such Event of Default within 15 days of receipt of thereof, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion and subject to compliance with any mandatory requirements of applicable law then in effect, may:

(a) declare the outstanding balance of the Loan, all interest, costs and all other moneys owing by the Borrower to be immediately due and payable; and

(b) demand payment from the Borrower and exercise any or all of its remedies under the Security.

5.3 Other Security. The rights and powers conferred by paragraph 5.2 are in addition to and not in substitution for the Security or any other security which the Lender now or from time to time may hold or take from the Borrower, Control Zone or the Guarantors in relation to this Agreement.

5.4 Remedies Non-Exclusive. No remedy conferred on the Lender hereby or in any of the Security is intended to be exclusive. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Security or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise by the lender of any or all other such remedies.

5.5 Inconsistency. In the event of any inconsistency between the terms and provisions of this Agreement relating to the Borrower and the terms and provisions of the Security which relate to the Borrower, then the terms and provisions of this Agreement shall prevail. In the event of any inconsistency between the terms and provision of this Agreement relating to the Guarantors and the terms and provisions of the Security which relate to the Guarantors, then the terms and provisions of this Agreement shall prevail. In the event of any inconsistency between the terms and provisions of this Agreement relating to the assignment of Control Zone Debt and the Control Zone Security, and the terms and provisions of the Assignment relating thereto, then the terms and provisions of this Agreement shall prevail.

6. MISCELLANEOUS

6.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecommunication device or other similar form of communication to the addresses of the parties set out on page 1 hereof.

Any notice given as aforesaid shall be considered given when an envelope containing such notice is delivered to the party or is deposited, postage prepaid and registered, in a Post Office in the City of Vancouver, addressed to the party at the address shown on page 1 of this Agreement.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

6.2 Further Assurances. As and so often as the Lender may require, the Borrower shall execute and deliver to the Lender, at the expense of the Borrower, such further and other assurances and conveyances as may be necessary to carry out the terms and intention of this Agreement.

6.3 Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

6.4 Interest. All parties acknowledge that the interest and other fees and deliveries to be made by the Borrower to the Lender results in an effective interest rate of approximately 44% per annum. In the event of default in the repayment of the Loan on the Maturity Date, interest shall continue to accrue and be due from the Borrower to the Lender at such rate. In no event shall the effective rate of interest payable by the Borrower exceed the rate of 59.9% per annum.

6.5 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

6.6 Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

6.7 No merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

6.8 Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.9 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns.

6.10 Governing Law. This Agreement shall in all respects be governed by and be construed in accordance with the laws of the Province of British Columbia and the parties hereto agree to submit to the jurisdiction of the courts of British Columbia with respect to any legal proceedings arising herefrom.

6.11 Counterparts. This Agreement may be executed in as many counterparts and by facsimile transmission as may be necessary and each of which so signed will be deemed to be an original and such counterparts and facsimile transmissions together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date set forth above.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

EXECUTED by	606282 B.C. LTD.
606282 B.C. LTD.	Per:
in the presence of:	/s/ "David Patriquin"
/s/ "Lorraine Byrd"	Authorized Signatory
Witness

EXECUTED by	PACIFIC STRATUS VENTURES LTD.
PACIFIC STRATUS VENTURES LTD.	Per:
in the presence of:	/s/ "Sonny Chew"
/s/ "Teri-Lyn Duke"	Authorized Signatory
Witness

EXECUTED by
DAVID J.L. WILLIAMS
in the presence of:	/s/ "David J.L. Williams"
/s/ "Teri-Lyn Duke"	DAVID J.L. WILLIAMS
Witness

EXECUTED by
HARRY CHEW
in the presence of:	/s/ "Harry Chew"
/s/ "Teri-Lyn Duke"	HARRY CHEW
Witness